EXHIBIT 99.3

GROVE, INC.

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The following unaudited pro forma combined financial information is based on the historical financial statements of Grove, Inc. (the “Company”) and Cygnet Online LLC (“Cygnet”), after giving effect to the Company’s acquisition of Cygnet. The notes to the unaudited pro forma financial information describe the reclassifications and adjustments to the financial information presented.

The unaudited pro forma combined balance sheet as of March 31, 2022, and statements of operations for the year ended March 31, 2022 and the three and nine months ended March 31, 2022 are presented as if the acquisition of Cygnet had occurred on April 1, 2021 and were carried forward through each of the periods presented.

The allocation of the purchase price used in the unaudited pro forma combined financial information is based upon the respective fair values of the assets and liabilities of Cygnet as of the date on which the Cygnet Stock Purchase agreement was signed.

The unaudited pro forma combined financial information is not intended to represent or be indicative of the Company’s consolidated results of operations or financial position that the Company would have reported had the Cygnet acquisition been completed as of the dates presented and should not be taken as a representation of the Company’s future consolidated results of operation or financial position.

The unaudited pro forma combined financial information should be read in conjunction with the historical consolidated financial statements and accompanying notes of the Company included in the annual report on form 10-K for the year ended June 30, 2021.

GROVE, INC.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

AS OF MARCH 31, 2022

(UNAUDITED)

			PROFORMA
	Grove, Inc.	Cygnet	ADJUSTMENTS		PROFORMA

ASSETS
Current assets
Cash	$4,502,986	$471,237	$(1,500,000	)(1)	$3,474,223
Accounts receivable, net of allowance for doubtful accounts of $57,500	1,481,137	860,882			2,342,019
Inventory	3,560,955	2,337,508			5,898,463
Prepaid expenses and other receivables	716,129	52,181			768,310
Total current assets	10,261,207	3,721,808			12,483,015

Property and equipment, net	7,681,640	-			7,681,640
Intangible assets, net	4,771,685	4,622,499	7,377,501	(2)	16,771,685
Goodwill	8,533,923	-	6,396,151	(3)	14,930,074
Deferred tax asset	1,247,387	-			1,247,387
Other assets	69,068	17,822			86,890
Right-of-use asset	588,133	410,366			998,499
Total other assets	22,891,836	5,050,687			41,716,175

Total assets	$33,153,043	$8,772,495			$54,199,190

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$1,289,218	$127,095			$1,416,313
Accrued compensation	722,060	-			722,060
Deferred revenue	257,018	-			257,018
Accrued liabilities	755,704	-			755,704
Acquisition payable	600,000	250,000	1,903,184	(5)(4)	2,753,184
Current portion of notes payable	506,275	1,041,529	2,000,000	(6)	3,547,804
Current portion of operating lease payable	242,866	50,008			292,874
Total current liabilities	4,373,141	1,468,632			9,744,957

Notes payable, net of current portion	338,241	6,256,823			6,595,064
Operating lease payable, net of current portion	25,167	372,472			397,639
Total long-term liabilities	363,408	6,629,295			6,992,703

Commitments and contingencies	-	-			-

Stockholders' equity
Preferred stock, $0.001 par value, 100,000,000 shares authorized, and 500,000 and 0 shares issued and outstanding, respectively	500	-			500
Common stock, $0.001 par value, 100,000,000 shares authorized, and 16,378,006 shares issued and outstanding, respectively	16,108	-	555	(7)	16,663
Additional paid in capital	32,046,045	-	2,549,445	(7)	34,595,490
Accumulated (deficit) retained earnings	(3,646,159)	674,568	(674,568	)(8)	(3,646,159)
Total stockholders' equity attributable to Grove, Inc.	28,416,494	674,568			30,966,494
Non-controlling interest in subsidiary	-	-	6,495,036	(9)	6,495,036
Total stockholders' equity	28,416,494	674,568			37,461,530

Total liabilities and stockholders' equity	$33,153,043	$8,772,495			$54,199,190

Adjustments to the Pro Forma Combined Balance Sheet

___________________

(1) Represents that $1,500,000 in cash paid to the owner of Cygnet

(2) Represents the management estimated intangible asset as of closing date, to be verified post acquisition with full purchase price allocation

(3) Represents the management estimated goodwill as of closing date, to be verified post acquisition with full purchase price allocation

(4) Represents the estimated working capital surplus to be paid to the owners of Cygnet

(5) Represents the earn-out accrual for the purchase of Cygnet

(6) Represents the Convertible Note delivered to the owner of Cygnet at closing

(7) Represents that 555,489 shares of Grove, Inc. common stock issued at closing and valued at the market price of $4.82 per common share

(8) Represents the elimination of retained earnings in the Cygnet subsidiary

(9) Represents the non-controlling interest in subsidiary

See notes to unaudited pro forma combined financial information

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GROVE, INC.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2022

(UNAUDITED)

			PROFORMA
	Grove Inc.	Cygnet	ADJUSTMENTS		PROFORMA

Revenue
Revenue	$40,033,298	$30,111,708			$70,145,006

Cost of revenue	16,600,370	25,489,728			42,090,098

Gross profit	23,432,928	4,621,980			28,054,908

Operating expenses
Sales and marketing	6,059,850	1,021,344			7,081,194
General and administrative expenses	11,224,884	-			11,224,884
Share-based compensation	2,491,436	-			2,491,436
Amortization of identifiable intangible assets	1,267,359	1,760,952	1,275,048	(a)	4,303,359
Depreciation	481,941	-			481,941
	21,525,470	2,782,296			25,582,814

Income (loss) from operations	1,907,458	1,839,684			2,472,094

Other (expense) income, net
Interest expense, net	(458,867)	(369,056)	(120,000	)(f)	(927,923)
Gain on sale of assets	20,500	-			20,500
Gain on SBA PPP loan extinguishment	403,277	-
Gain on settlement	300,995	15,000			315,995

Other (expense) income, net	265,905	(354,056)			(611,428)

Income (loss) before income tax	2,173,363	1,485,628			1,860,666

Income tax benefit (expense)	1,069,252	-	(54,405	)(b)	522,847

Net income (loss)	3,242,615	1,485,628			2,383,513
Net income attributable to non-controlling interest			(480,006	)(c)	(480,006)
Deemed dividend related to the issuance of Series A Preferred Stock	(50,000)	-			(50,000)
Net income (loss) attributable to Grove, Inc.	$3,192,615	$1,485,628			$1,853,507

Basic income (loss) per share	$0.20	$-			$0.11

Diluted income (loss) per share	$0.18	$-			$0.10

Weighted average shares outstanding	16,080,699	-	555,489	(d)	16,636,188

Fully diluted weighted average shares outstanding	17,586,030	-	888,823	(e)	18,474,853

_______________

(a) Represents estimated amortization of intangible assets, net of Cygnet amortization

(b) Represents the estimated tax expense or benefit on a consolidated basis

(c) Represents the income attributable to non-controlling interest

(d) Represents additional shares issued related to the acquisition.

(e) Represents additional shares issued related to acquisition and convertible note

(f) Represents the interest expense attributable to the $2,000,000 convertible note with an interest rate of 6%

See notes to unaudited pro forma combined financial information.

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GROVE, INC.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED MARCH 31, 2022

(UNAUDITED)

			PROFORMA
	Grove Inc.	Cygnet	ADJUSTMENTS		PROFORMA

Revenue
Revenue	$29,388,123	$22,583,781			$51,971,904

Cost of revenue	11,208,516	19,117,296			30,325,812

Gross profit	18,179,607	3,466,485			21,646,092

Operating expenses
Sales and marketing	5,152,494	766,008			5,918,502
General and administrative expenses	8,725,566	-			8,725,566
Share-based compensation	2,333,306	-			2,333,306
Amortization of identifiable intangible assets	1,085,481	1,320,714	956,286	(a)	3,362,481
Depreciation	390,116	-			390,116
	17,686,963	2,086,722			20,729,971

Income from operations	492,644	1,379,763			916,121

Other (expense) income, net
Interest expense, net	(61,699)	(276,792)	(90,000	)(f)	(428,491)
Gain on sale of assets	5,500	-			5,500
Gain on settlement	300,995	15,000			315,995

Other (expense) income, net	244,796	(261,792)			(106,996)

Income (loss) before income tax	737,440	1,117,971			809,125

Income tax expense	213,563	-	13,801	(b)	227,364

Net income (loss)	523,877	1,117,971			1,036,489

Net income attributable to non-controlling interest	-	-	(361,216.43	)(c)	(361,216)
Net income (loss) attributable to Grove, Inc.	$523,877	$1,117,971			$675,273

Basic income (loss) per share	$0.03	$-			$0.04

Diluted income (loss) per share	$0.03	$-			$0.04

Weighted average shares outstanding	16,080,699	-	555,489	(d)	16,636,188

Fully diluted weighted average shares outstanding	17,586,030	-	888,823	(e)	18,474,853

___________

(a) Represents estimated amortization of intangible assets, net of Cygnet amortization

(b) Represents the estimated tax expense or benefit on a consolidated basis

(c ) Represents the income attributable to non-controlling interest

(d) Represents additional shares issued related to the acquisition.

(e) Represents additional shares issued related to acquisition and convertible note

(f) Represents the interest expense attributable to the $2,000,000 convertible note with an interest rate of 6%

See notes to unaudited pro forma combined financial information.

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GROVE, INC.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2022

(UNAUDITED)

			PROFORMA
	Grove Inc.	Cygnet	ADJUSTMENTS		PROFORMA

Revenue
Revenue	$10,271,588	$7,527,927			$17,799,515

Cost of revenue	4,184,782	6,372,432			10,557,214

Gross profit	6,086,806	1,155,495			7,242,301

Operating expenses
Sales and marketing	1,788,689	255,336			2,044,025
General and administrative expenses	2,734,777	-			2,734,777
Share-based compensation	1,062,753	-			1,062,753
Amortization of identifiable intangible assets	417,549	440,238	609,762	(a)	1,467,549
Depreciation	143,537	-			143,537
	6,147,305	695,574			7,452,641

Income (loss) from operations	(60,499)	459,921			(210,340)

Other (expense) income, net
Interest expense, net	(19,138)	(92,264)	(30,000	)(f)	(141,402)
Gain on sale of assets	5,500	-			5,500
Gain on settlement	-	15,000			15,000

Other (expense) income, net	(13,638)	(77,264)			(120,902)

Income (loss) before income tax	(74,137)	382,657			(331,242)

Income tax benefit	21,470	-	71,609	(b)	93,079

Net income (loss)	(95,607)	382,657			(238,163)

Net income attributable to non-controlling interest	-	-	(123,636.48	)(c)	(123,636)
Net income (loss) attributable to Grove, Inc.	$(95,607)	$382,657			$(361,799)

Basic income (loss) per share	$(0.01)	$-			$(0.02)

Diluted income (loss) per share	$(0.01)	$-			$(0.02)

Weighted average shares outstanding	16,426,399	-	555,489	(d)	16,981,888

Fully diluted weighted average shares outstanding	17,821,810	-	888,823	(e)	18,710,633

______________

(a) Represents estimated amortization of intangible assets, net of Cygnet amortization

(b) Represents the estimated tax expense or benefit on a consolidated basis

(c) Represents the income attributable to non-controlling interest

(d) Represents additional shares issued related to the acquisition.

(e) Represents additional shares issued related to acquisition and convertible note

(f) Represents the interest expense attributable to the $2,000,000 convertible note with an interest rate of 6%

See notes to unaudited pro forma combined financial information.

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GROVE, INC.

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

1.	BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma combined balance sheet as of March 31, 2022, and the unaudited pro forma statements of operations for the year ended March 31, 2022 and the three and nine month’s ended March 31, 2022, are based on the historical financial statements of the Company and Cygnet Online, LLC (“Cygnet”) after giving effect to the Company’s acquisition of Cygnet and reclassification and adjustments described in the accompanying notes to the unaudited pro forma combined financial information.

The Company accounts for its business combinations using the acquisition method of accounting. The cost of an acquisition is measured as the aggregate of the acquisition date fair values of the assets transferred and liabilities assumed by the Company to the seller’s cash consideration and equity instruments issued. Transaction costs directly attributable to the acquisition are expensed as incurred. The excess of (i) the total costs of acquisition over (ii) the fair value of the identifiable net assets of the acquiree is recorded as identifiable intangible assets and goodwill.

The fair values assigned to Cygnet’s assets acquired and liabilities assumed are based on management’s estimates and assumptions. The estimated fair values of these assets acquired and liabilities assumed are considered preliminary and are based on the information that was available as of the date of acquisition. The Company believes that the information provides a reasonable basis for estimating the fair values of assets acquired and liabilities assumed, but is waiting for additional information, primarily related to estimated values of current and non-current income taxes payable and deferred taxes, which are subject to change, pending the finalization of certain tax returns. The Company expects to finalize the valuation of the assets and liabilities as soon as practicable, but not later than one year from the acquisition date.

The unaudited pro forma combined financial information is not intended to represent or be indicative of the Company’s consolidated results of operations or financial position that the Company would have reported had the Cygnet acquisition been completed as of the dates presented and should not be taken as a representation of the Company’s future consolidated results of operation or financial position.

The unaudited pro forma combined financial information should be read in conjunction with the historical consolidated financial statements and accompanying notes of the Company included in the annual report on Form 10-K for the year ended June 30, 2021.

Accounting Periods Presented

The unaudited pro forma combined balance sheet as of March 31, 2022, and the statements of operations for the year ended March 31, 2022, for the three months ended March 31, 2022 and for the nine months ended March 31, 2022 are presented as if the acquisition of Cygnet had occurred on April 1, 2021 and were carried forward through each of the periods presented.

Reclassifications

The Company reclassified certain accounts in the presentation of Cygnet’s historical financial statements to conform to the Company’s presentation.

Income Taxes

Cygnet was treated as a single member LLC and a disregarded entity for federal income tax and state tax income tax purposes. Under these elections, the Company is not a taxpaying entity for federal and state income tax purposes and, accordingly, no provision has been made for such income taxes, except for a minimum state corporate business tax. The member’s allocable share of the Company’s income or loss is reportable on his or her income tax returns.  Effective April 1, 2022 Cygnet was no longer a single member LLC for federal income tax and state tax purposes.

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2.	ACQUISITION OF CYGNET

Grove, Inc. into a Securities Purchase Agreement to purchase Cygnet Online, LLC, (“Seller”) a Delaware limited liability company effective as of April 1, 2022. The Company purchased 55% of the equity in the business with a purchase price of $6,050,000. The consideration consisted of $1,500,000 in cash, $2,550,000 or 555,489 shares of restricted common stock and a non-negotiable convertible promissory note in the original principal amount of $2,000,000, which can be converted into common stock of the Company at a price of $6.00 per share and is payable in full, to the extent not previously converted, on February 15, 2023. The purchase price is subject to a two-way adjustment based on the amount of Closing Working Capital, as defined in the agreement.

Additionally, Seller will be paid up to $700,000 in the form of an earn-out payment based on 7% of Seller’s net revenue during the earn-out period, in accordance with and subject to the terms and conditions of the agreement. The earn-out payment, if any, will be paid 50% in immediately available funds and 50% in Company restricted common stock.

The Agreement contains customary confidentiality, non-competition, and non-solicitation provisions for the Seller and Seller’s affiliates.

In addition, the Company has the right to purchase Seller’s remaining membership interest in Cygnet. Commencing on October 10, 2022 and continuing for 180 days thereafter, the Company has the right, but not the obligation, to cause the Seller to sell 15% of the membership interest in Cygnet for $1,650,000 in immediately available funds. Commencing on the date that the Company completes its financial statements for the year ended December 31, 2023, and continuing for 120 days thereafter, the Company has the right, but not the obligation, to cause the Seller to sell the remaining 30% of the membership interest in Cygnet for 30% of the amount equal to four times Cygnet’s Adjusted EBITDA (as defined in the Call Agreement) for calendar year 2023, payable by wire transfer of immediately available funds equal to at least 50% of said purchase price with the balance payable through the issuance to Seller of shares of restricted common stock of the Company.

The Seller has the right, but not the obligation, at any time commencing on the date that is 120 days after the date the Company completes Cygnet’s financial statements for the year ended December 31, 2023, and continuing for 90 days thereafter, to cause the Company to purchase all of the Seller’s remaining membership interests in Cygnet for a purchase price equal to the product of (i) four times Cygnet’s Adjusted EBITDA (as defined in the Put Agreement) for calendar year 2023, and (ii) the percentage of Cygnet membership interest being sold, payable in shares of restricted common stock of the Company.

The assets acquired primarily consist of accounts receivable, inventory, prepaid expenses, and other current assets.

Under the purchase method of accounting, the transaction was valued for accounting purposes at an estimated $7,953,184, which was the estimated fair value of the consideration paid by the Company, after it was determined post-closing excess net working capital was approximately $1,203,184. The estimate was based on the consideration paid of 555,489 shares of common stock valued at $2,550,000 based on the closing price on April 1, 2022 of $4.59 per share, cash of $1,500,000 and $2,000,000 convertible note payable based on terms of the agreement and the net assets received.   An additional acquisition liability of $1,203,184 was recorded based on the estimated net working capital being higher than the $1,100,000.

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The assets and liabilities of Cygnet will be recorded at their estimated respective fair values as of the closing date of the Agreement, and the following table summarizes these values based on the estimated balance sheet at April 1, 2022.

Tangible Assets	$3,739,630
Intangible Assets	12,000,000
Goodwill	6,396,151
Liabilities Acquired	(7,675,447)
Total Value	14,460,334
Interest Purchased	55%
Purchase Price	$7,953,184

The acquisition of Cygnet provided the Company with expertise in the Amazon Aggregator business, additional product distribution, additional geographical distribution points and expected improved gross margin and profitability through synergies recognized with the consolidation of the two companies’ administrative functions and product distribution.  These are the factors of the goodwill recognized in the acquisition.

3.	PRO FORMA ADJUSTMENTS

(1)	Represents that $1,500,000 in cash paid to the owner of Cygnet
(2)	Represents the management estimated intangible asset as of closing date, to be verified post acquisition with full purchase price allocation
(3)	Represents the management estimated goodwill as of closing date, to be verified post acquisition with full purchase price allocation
(4)	Represents the estimated working capital surplus to be paid to the owners of Cygnet
(5)	Represents the earnout accrual for the purchase of Cygnet
(6)	Represents the Convertible Note delivered to the owner of Cygnet at closing
(7)	Represents that 555,489 shares of Grove, Inc. common stock issued at closing and valued at the market price of $4.82 per common share
(8)	Represents the elimination of retained earnings in the Cygnet subsidiary
(9)	Represents the non-controlling interest in subsidiary

(a) Represents estimated amortization of intangible assets, net of Cygnet amortization
(b) Represents the estimated tax expense or benefit on a consolidated basis
(c) Represents the income attributable to non-controlling interest
(d) Represents additional shares issued related to the acquisition.
(e) Represents additional shares issued related to acquisition and convertible note
(f) Represents the interest expense attributable to the $2,000,000 convertible note with an interest rate of 6%

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